 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549



Form 8-K/A



CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):

November 20, 1996



WASATCH PHARMACEUTICAL, INC.
----------------------------
(Exact name of registrant as specified in its charter)


          UTAH                      2-35700                 84-0854009
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



714 East 7200 South, Midvale, Utah 84047
                   ----------------------------------------
(Address of principal executive office)



Registrant's telephone number, including area code: (801) 566-9688
                                                    --------------

N/A
------------------------------------------------------------
 (Former name or former address, if changed since last report)










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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(b)(1)  Pro Forma Financial Statements.

     The registrant acquired, from an independent party in negotiated arms-length transaction, a partial and minority interest in 50 nominally producing oil and gas wells located in West Virginia. The registrants investment in the 50 wells was made because the current operator, Mountaineer Gas Transmission, Inc., has a plan to rework and recomplete the 50 wells in a production improvement program projected to recover over 15,000,000 MCF of natural gas.

     The registrant requested financial information for the properties from the former operator to comply with Rule 3-05 of Regulation S-X. However, registrant was advised that such information was proprietary and consequently, the operator would not be able to divulge the information the registrant requested. The registrant then obtained from the West Virginia Office of Oil and Gas Production data on the wells in which it had purchased an interest. The production data was for the three years ending in 1995 (1996 data not available) and revealed the following:

                            Reported                 Revenue to
                            MCF           Gross      Registrant's
               Year         Production    Revenue    25% Interest
               ----         ----------    -------    ------------
                              (A)           (B)          (C)
               1993         23,226        $53,420    $10,293
               1994         17,767         49,392      9,518
               1995         16,976         56,870     10,958

(A) MCF production is based upon reported MCF of gas and the MCF equivalent
of      oil.
(B) Based upon an average price per MCF of:     1993     $2.30
                                                1994      2.78
                                                1995      3.35
(C) The registrant's revenue is before operating expenses

     The acquisition was predicated upon the future value of the developed properties, therefore historical information is not representative of the scope and purpose of the Registrant's investment. Consequently, the financial statements submitted in accordance with Regulation S-X, Rule 3-05 is the following proforma balance sheet of the registrant combined with the fair market value of the assets acquired.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          WASATCH PHARMACEUTICAL, INC.


Date:     February 27, 1997                    /s/ David K. Giles
                                          -----------------------------------
                                          David K. Giles, Secretary
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WASATCH PHARMACEUTICAL, INC.
PRO FORMA FINANCIAL INFORMATION

The following consolidated historical balance sheets of Wasatch Pharmaceutical, Inc. (the "Registrant") and Subsidiaries at December 31, 1995 (Audited) and September 30, 1996 (Unaudited) have been combined with the value attributed to oil and gas properties(OGP) purchased by the Registrant on November 20, 1996 as if the event had taken place on December 31, 1995 and September 30, 1996, respectively. The presentation gives effect to the Registrant's acquisition of a 25% working interest in 50 oil and gas wells that are part of the operator's plan to enhance production in proven formations through improved rework and completion techniques. This historical financial presentation should be read in conjunction with the Forms 10KSB and 10QSB for the periods ended December 31, 1995 and September 30, 1996, respectively, and the Form 8-KSB filed on December 13, 1996.

                                     Historical and Pro Forma Condensed
Combined
                                                 Balance Sheets As of

-------------------------------------------
                                             December 31,
1995                   September 30,
                                     Wasatch    OGP    Adjustments
Combined        1996
                                     -------  -------  -----------
--------    -------------

(5)                   (Unaudited)(1)
ASSETS
Current Assets....................   $ 13,332   $  -0-  $      -0-  $
13,333    $    15,243

Property & Equipment, at Cost
  Oil and Gas Properties..........        -0-      -0-   3,719,536
3,719,536      3,719,536
  Furniture & Equipment...........     45,205      -0-         -0-
45,205         39,739
                                     --------   ------  ----------
----------    -----------
          Total                        45,205      -0-   3,719,536
3,764,741      3,759,275
  Accumulated Depreciation and
   Amortization...................    (10,749)     -0-         -0-
(10,749)       (13,211)
                                     --------   ------  ----------
----------    -----------
                                       34,456      -0-   3,719,536
3,753,992      3,746,064

Other Assets......................        266      -0-         -0-
265            132
                                     --------   ------  ----------
----------    -----------

Total Assets......................   $ 48,054   $  -0-  $3,719,536
$3,767,590    $ 3,761,439
                                     ========   ======  ==========
==========    ===========
LIABILITIES

Current Liabilities
  Notes Payable...................   $649,640   $  -0-  $      -0-  $
649,640    $   766,741
  Other...........................    280,081      -0-         -0-
280,081        357,015
                                     --------   ------  ----------
----------    -----------
Total Liabilities.................    929,721      -0-         -0-
929,721      1,123,756

SHAREHOLDERS' EQUITY

  Preferred Stock.................      2,463      -0-         -0-
2,463          2,463
  Common Stock Issued
   Historical.....................      3,022      -0-         -0-
3,022          3,230
   For Working Interest...........        -0-      -0-       2,000
2,000          2,000
  Addition Paid-in Capital
   Historical.....................    193,118      -0-         -0-
193,118        341,643
   For Working Interest...........        -0-      -0-   3,717,536
3,717,536      3,717,536
  Accumulated Development
   Stage Deficit.................. (1,080,270)     -0-         -0-
(1,081,270)    (1,429,189)
                                   ----------   ------  ----------
----------    -----------

Total Shareholders' Equity........   (881,667)     -0-   3,719,536
2,836,869      2,637,683
                                   ----------   ------  ----------
----------    -----------

TOTAL LIABILITIES AND EQUITY       $   48,054   $  -0-  $3,719,536
$3,767,590    $ 3,761,439
                                   ==========   ======  ==========
==========    ===========

[Footnotes continue on next page]

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NOTES TO PRO FORMA FINANCIAL STATEMENTS

(1) The September 30, 1996, unaudited, pro forma balance sheet is on a pro forma adjusted and combined basis and is included as supplementary data.

(2) The value attributed to the oil and gas properties is based upon a recoverable reserve analysis obtained by the Registrant from independent sources.

(3) On August 16,1996, the Registrant effected a four to one reverse split of its issued common stock. All effected share amounts have been restated to reflect that split.

(4) The Registrant has executed a contract to issue 12 million shares at $5.00 per share based upon the occurrence of particular future events. In as much as those events are neither determinable or measureable at this time, nothing has been reflected in the financial statements.

(4) In November, 1996, the Registrant issued options to purchase 1,500,000 shares of its common stock. The option price was more than market value and, consequently, was not recorded.

(5) The Pro Forma Adjustment reflects the fair value of the tangible assets acquired on November 20, 1996 in a stock for asset exchange. The Registrant issued 2 million common shares in exchange for a 25% working interest in 50 oil and gas wells located in three counties of western West Virginia.